UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2010

MXENERGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-138425	20-2930908
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

595 Summer Street, Suite 300, Stamford, Connecticut  06901

(Address and zip code of principal executive offices)

203-356-1318

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy  the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Agreements

On September 22, 2009, MXenergy Holdings Inc. (the “Company”) consummated a debt and equity restructuring (the “Restructuring”).  In connection with the Restructuring, the Company entered into a stockholders agreement with certain stockholders of the Company (the “Stockholders Agreement”).  The Stockholders Agreement contains customary provisions including provisions relating to certain approval rights, preemptive rights, restrictions on transfer, rights of first refusal, tag-along rights, drag-along rights and other customary provisions.  On July 26, 2010, the Company entered into Amendment No. 1 to the Stockholders Agreement pursuant to which the definition of “Prohibited Transaction” in Section 3.1 of the Stockholders Agreement was amended to remove the prohibition against transfers of certain equity securities that would result in the Company’s meeting the stock ownership requirement of Section 542(a)(2) of the U.S. Internal Revenue Code of 1986, as amended.

Item 5.03              Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 27, 2010, the third amended and restated certificate of incorporation (the “Certificate of Incorporation”) and the fourth amended and restated bylaws (“Bylaws”) of the Company became effective.

The Certificate of Incorporation authorizes 200,000,000 shares of Common Stock, consisting of 50,000,000 shares of Class A Common Stock, 10,000,000 shares of Class B Common Stock, 40,000,000 shares of Class C Common Stock and 100,000,000 shares of Class D Common Stock.  The Certificate of Incorporation and the Bylaws contain customary provisions including provisions relating to certain approval rights, preemptive rights, restrictions on transfer, rights of first refusal, tag-along rights, drag-along rights and other customary provisions.  The Certificate of Incorporation, among other things, adjusts director and committee member compensation, reduces the number of committees of the board of directors and revises the definitions of “Financial Expert” and “Independent Director.”

Specifically, effective as of January 1, 2010, the Company will pay each Independent Director (as defined herein) a retainer of $50,000 per year (increased from $35,000 per year), a retainer of $10,000 year for serving on the executive, compensation and governance committee (increased from $5,000 per year), a retainer of $10,000 year for serving on the risk oversight committee (increased from $5,000 per year) and a retainer of $12,000 per year for serving on the audit committee (increased from $5,000 per year).  The chairman of each of the executive, compensation and governance committee and the risk oversight committee will receive an additional retainer of $5,000 per year, and the chairman of the audit committee will receive an additional retainer of $3,000 per year.   The Chairman of the board of directors, if he or she is an independent director, will receive an additional retainer of $25,000 per year (increased from $5,000 per year).  In addition, the Company will issue equity securities, pursuant to a management equity plan, as follows: (i) each Independent Director will receive equity securities with a value of $25,000 per year; and (ii) the Chairman of the board of directors, if the Chairman is an Independent Director, will receive an additional annual issuance of equity securities with a value of $25,000 per year.  The Company also will pay each Independent Director $2,000 for attendance in person at each regular or special board meeting or committee meeting (reduced from $2,500) and $500 for attendance by telephone at each regular or special board or committee meeting.  Any adjustment to director compensation will be subject to the approval of the stockholders of the Company.

The Certificate of Incorporation also reduces the number of required committees of the board of directors from five to three by combining the former executive committee, compensation committee and governance committee into one committee.   The board of directors will have the following three standing committees whose membership will be determined by the board of directors: an executive, compensation and governance committee (all of whose members must be Independent Directors other than the Class B Director (as defined in the Certificate of Incorporation)), an audit committee (all of whose members must be Independent Directors and at least one of whom must be a Financial Expert (as defined herein)) and a risk oversight committee (at least one of whose members must be a Financial Expert).  A majority of the directors serving on each board of directors committee will be Class A Directors (as defined in the Certificate of Incorporation).  Subject to satisfaction of the qualification requirements, the executive, compensation and governance committee will also include at least the Class B Director and at least one Class C Director (as defined in the Certificate of Incorporation) and the audit committee will include at least one Class C Director, subject to applicable committee membership requirements, if any.

The Certificate of Incorporation revises the definition of “Financial Expert” to mean a director who, as determined by the board of directors, has the attributes of an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.  The Certificate of Incorporation also revises the definition of “Independent Director” to mean a director who, as determined by the board of directors, has no material relationship with the Company and has no current or prior relationship with the Company, any holder of shares of Common Stock or any member of management of the Company that might cause such director to act other than entirely independently with respect to all issues that come before the board of directors.

The Bylaws revise the notice of board of directors meetings required to permit delivery of such notice to directors via facsimile or electronic transmission and remove the requirement that such notices be confirmed by a subsequent written notice delivered via overnight mail.

The foregoing descriptions of the Certificate of Incorporation and Bylaws are qualified in their entirety by reference to the Certificate of Incorporation and the Bylaws and are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.07              Submission of Matters to a Vote of Security Holders

On June 21, 2010, the Company commenced a written consent solicitation of stockholders, recommending a vote in favor of the adoption of the Certificate of Incorporation, Bylaws and Amendment No. 1 to the Stockholders Agreement.  Final results from the consent solicitation, tabulated as of July 26, 2010, indicate that the Company received more than the requisite number of consents to approve and adopt the Certificate of Incorporation, Bylaws and Amendment No. 1 to the Stockholders Agreement.  Specifically, as of July 26, 2010, 41,419,000 shares representing 76.5% of the 54,126,351 total shares of issued and outstanding Common Stock were voted in favor of the proposed Certificate of Incorporation, Bylaws and Amendment No. 1 to the Stockholders Agreement, 24,547,593 shares representing 72.8% of the 33,710,902 total shares of issued and outstanding Class A Common Stock were voted in favor of the proposed Certificate of Incorporation, Bylaws and Amendment No. 1 to the Stockholders Agreement, 4,002,290 shares representing 100% of the 4,002,290 total shares of issued and outstanding Class B Common Stock were voted in favor of the proposed Certificate of Incorporation, Bylaws and Amendment No. 1 to the Stockholders Agreement and 12,869,117 shares representing 78.4% of the 16,413,159 total shares of issued and outstanding Class C Common Stock were voted in favor of the proposed Certificate of Incorporation, Bylaws and Amendment No. 1 to the Stockholders Agreement.

Item 9.01              Financial Statements and Exhibits

Exhibit No.	Exhibit Description
3.1	Third Amended and Restated Certificate of Incorporation
3.2	Fourth Amended and Restated Bylaws
10.1	Amendment No. 1 to the Stockholders Agreement, dated as of July 26, 2010, by and among MXenergy Holdings Inc. and the stockholders of MXenergy Holdings Inc. party thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MXENERGY HOLDINGS INC.
(Registrant)

Date: July 28, 2010	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: Executive Vice President and Chief Financial Officer